                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          Concord Communications, Inc.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                          CONCORD COMMUNICATIONS, INC.
                               600 NICKERSON ROAD
                        MARLBOROUGH, MASSACHUSETTS 01752

                         ------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

                          TO BE HELD ON APRIL 24, 2002

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Concord Communications, Inc., a Massachusetts corporation (the "Corporation"), will be held on Wednesday April 24, 2002, at 8:00 A.M., at the offices of the Corporation, 600 Nickerson Road, Marlborough, Massachusetts, 01752, to consider and act upon the following:

          1. To elect one member to the Corporation's Board of Directors to serve for a three-year term as a Class II Director or until his successor is duly elected and qualified;

          2. To approve the adoption of the Corporation's 2001 Non-Executive Employee Stock Purchase Plan;

          3. To approve an amendment to the Corporation's 1997 Non-Employee Director Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock that may be issued under the plan by 200,000 shares;

          4. To ratify the selection of the firm of Arthur Andersen LLP, independent public accountants, as auditors for the fiscal year ending December 31, 2002; and

          5. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on February 25, 2002, the record date fixed by the Board of Directors for such purpose. All stockholders are cordially invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors,

                                          DOUGLAS A. BATT, Clerk

Marlborough, Massachusetts
March 25, 2002

                          CONCORD COMMUNICATIONS, INC.
                               600 NICKERSON ROAD
                        MARLBOROUGH, MASSACHUSETTS 01752

                         ------------------------------

                                PROXY STATEMENT
                                 MARCH 25, 2002

     Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Concord Communications, Inc. (the "Corporation") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 24, 2002, at 8:00 A.M., at the offices of the Corporation, 600 Nickerson Road, Marlborough, Massachusetts 01752.

     Only stockholders of record as of the close of business on February 25, 2002, (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 16,959,504 shares (excluding treasury shares) of Common Stock of the Corporation were issued and outstanding. Each share outstanding as of the Record Date will be entitled to one vote, and stockholders may vote in person or by proxy. A majority in interest of all shares issued, outstanding, and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business, but a lesser number may adjourn any meeting from time to time without further notice. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder delivering a proxy has the right to revoke it only by written notice to the Clerk delivered at any time before it is exercised, including at the Annual Meeting.

     The persons named as attorneys-in-fact in the proxies are officers of the Corporation. All properly executed proxies returned in time to be cast at the Annual Meeting will be voted. With respect to the election of the Class II Director, any stockholder submitting a proxy has a right to withhold authority to vote for any individual nominee by writing that nominee's name in the space provided on the proxy. The proxies will be voted as stated below under "Election of Directors." In addition to the election of Directors, the stockholders will consider and vote upon proposals to: (1) approve the adoption of the Corporation's 2001 Non-Executive Employee Stock Purchase Plan; (2) approve an amendment to the Corporation's 1997 Non-Employee Director Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock that may be issued under the plan by 200,000 shares; and (3) ratify the selection of the firm of Arthur Andersen LLP, independent public accountants, as auditors for the fiscal year ending December 31, 2002. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is indicated. The proxies are authorized, in their discretion, to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The Class II Director will be elected by a plurality of the votes cast by stockholders entitled to vote at the meeting. Stockholders do not have cumulative voting rights with respect to the election of Directors. On all other matters being submitted to stockholders, an affirmative vote of at least a majority of the shares present, or represented, and entitled to vote at the meeting is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each separate matter. Broker "non-votes" are not so included.

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

     This proxy statement and the accompanying proxy were first mailed to stockholders on or about March 25, 2002. A copy of an Annual Report on Form 10-K to Stockholders, containing financial statements for the fiscal year ended December 31, 2001, also accompanied the proxy statement and proxy. The Corporation will provide, without charge, to each person solicited by this proxy statement, a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, upon such person's written request to: Ms. Melissa
H. Cruz, Executive Vice President, Business Services and Chief Financial Officer, Concord Communications, Inc., 600 Nickerson Road, Marlborough, Massachusetts 01752.

                                     ITEM 1

                             ELECTION OF DIRECTORS

     The Corporation's Board of Directors is divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The present term of office for the Class II Director expires at the Annual Meeting. The Board of Directors has nominated and recommended Frederick W.W. Bolander, who has been a member of the Board of Directors since 1995, for re-election as a Class II Director. If re-elected, the Class II nominee will hold office until the Annual Meeting of Stockholders to be held in 2005, or until his successor shall have been elected and shall have been qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee will be voted (unless the nominee is unable or unwilling to serve) for the election of the Class II nominee. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the Board of Directors will fix the number of Directors at a lesser number. As set forth in the governing instruments of the Corporation, the Corporation is currently authorized by its Board of Directors to elect up to seven directors. At present, only five directors comprise the Board of Directors. In accordance with its authority, the Board of Directors may add up to two directors upon identification and qualification of suitable candidates. If the Board of Directors determines that appointment of one or two additional directors is not likely to occur within a reasonable period of time after the Annual Meeting, it will take action to reduce the size of the Board of Directors as appropriate. Accordingly, proxies voted in connection with the Annual Meeting cannot be voted for a greater number of persons than the number of nominees named herein.

     The following table sets forth the nominee to be elected at the Annual Meeting and the other current Directors, the year each nominee or Director was first appointed or elected a Director, the principal occupation of the nominee and Directors during the past five years, and the ages of the nominee and each of the Directors.

                                                                 PRINCIPAL OCCUPATION AND          YEAR CURRENT
                                                                 BUSINESS EXPERIENCE DURING        TERM WILL EXPIRE
NOMINEE'S OR DIRECTOR'S NAME AND YEAR NOMINEE OR DIRECTOR FIRST  PREVIOUS FIVE YEARS               BY CLASS(1)
BECAME DIRECTOR -----------------------------------------------  -------------------------------   -------------------
John A. Blaeser.........................................         President, Chief Executive        2003/III
  1985                                                           Officer and Director(2)

Frederick W.W. Bolander.................................         Director(3)                       2002/II
  1995

Richard M. Burnes, Jr. .................................         Director(4)                       2003/III
  1995

Deepak Kamra............................................         Director(5)                       2004/I
  1993
Robert M. Wadsworth.....................................         Director(6)                       2004/I
  1993

---------------

(1) Effective immediately prior to the 2002 Annual Meeting of Stockholders.

(2) Mr. Blaeser, 60, has been President and Chief Executive Officer of the Corporation since January 1996 and a Director of the Corporation since 1985. Prior to joining the Corporation as President and Chief Executive Officer, from 1991 until 1996, Mr. Blaeser was Managing General Partner of EG&G Venture Management, a venture capital firm. Mr. Blaeser is also a director of Network Engines, Inc.

(3) Mr. Bolander, 40, has been a Director of the Corporation since April 1995. Since January 2000, Mr. Bolander has been a Managing Director of Gabriel Venture Partners, a venture capital firm. From October 1994 to December 1998, Mr. Bolander was employed by Apex Investment Partners; where he acted as a General Partner from April 1996 to December 1999 and as an Associate from October 1994 to April 1996.

(4) Mr. Burnes, 61, has been a Director of the Corporation since December 1995. Mr. Burnes has been a General Partner of Charles River Ventures, a venture capital firm, since 1970. He is also a director of Speechworks International, Inc.

(5) Mr. Kamra, 45, has been a Director of the Corporation since November 1993. Mr. Kamra has been employed by Canaan Partners, a venture capital firm, since March 1991, serving as a General Partner of the firm since March 1995.

(6) Mr. Wadsworth, 41, has been a Director of the Corporation since April 1993. Mr. Wadsworth has been Vice President of Hancock Venture Partners, Inc. since April 1990 and a Managing Director of HarbourVest Partners, LLC since January 1997. Mr. Wadsworth is also a director of Trintech Group, PLC, Network Engines, Inc., ePresence, Inc., and Switchboard, Inc.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" MR. BOLANDER AS A
                               CLASS II DIRECTOR.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Corporation has regular meetings of its Board of Directors and its Audit and Compensation Committees. The Board of Directors of the Corporation met four times and took action by unanimous written consent five times during the fiscal year ended December 31, 2001. In addition to the members stated above, Mr. John Robert Held and Mr. Robert Hawk served as Class I Directors of the Corporation until their respective resignations immediately prior to the Annual Meeting of Stockholders held on April 25, 2001. Both Mr. Held and Mr. Hawk declined to be renominated as Class I Directors and their respective decisions were not related to any disagreements with the Corporation or Board of Directors with respect to the Corporation's operations, policies or practices. In connection with the foregoing, the Board of Directors reclassified the Board of Directors in conjunction with the resignations and nominated Messrs. Kamra and Wadsworth as Class I Directors. Both Messrs. Kamra and Wadsworth were elected as Class I Directors at the Annual Meeting of Stockholders held on April 25, 2001.

     The Audit Committee, which oversees the accounting and financial functions of the Corporation, including matters relating to the appointment and activities of the Corporation's independent public auditors, met six times during the fiscal year ended December 31, 2001. From January 1, 2001 to April 25, 2001, the members of the Audit Committee consisted of Messrs. Burnes, Kamra and Held. In conjunction with his resignation from the Board of Directors, Mr. Held resigned as a member of the Audit Committee and, immediately following the 2001 Annual Meeting of Stockholders, the Board of Directors elected Messrs. Burnes, Kamra and Wadsworth to serve as members of the Audit Committee.

     The Compensation Committee, which determines the compensation and benefits of the Corporation's executive officers, met three times during the fiscal year ended December 31, 2001. From January 1, 2001 to April 25, 2001, the members of the Compensation Committee consisted of Messrs. Bolander, Burnes, Held and Wadsworth. In conjunction with his resignation from the Board of Directors, Mr. Held resigned as a member of the Compensation Committee and, immediately following the 2001 Annual Meeting of Stockholders, the Board of Directors elected Messrs. Bolander, Burnes, and Wadsworth to serve as members of the Compensation Committee. All Directors, other than Messrs. Held and Hawk (following their resignations from the Board on April 25, 2001), attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which they served.

DIRECTOR COMPENSATION

  DIRECTORS FEES

     Commencing with the April 25, 2001 meeting, Directors who are not employees of the Corporation (also referred to as "outside Directors"), who currently consist of Messrs. Bolander, Burnes, Kamra and Wadsworth, received $1,000 for each meeting of the Board of Directors in which they participated. Also, beginning April 25, 2001, outside Directors of the Corporation were paid for meetings of committees of the Board of Directors in which they participated as follows: (1) $500 for each Audit Committee meeting and (2) $500 for each Compensation Committee meeting. Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending such meetings. Outside Directors are also eligible for participation in the Corporation's 1997 Non-Employee Director Stock Option Plan, as amended, as discussed below.

  1995 STOCK PLAN

     Prior to the Corporation's initial public offering, the Corporation granted non-qualified stock options to outside Directors under its 1995 Stock Plan (the "1995 Plan"). Pursuant to the terms of the 1995 Plan, options granted under the 1995 Plan are exercisable within eight years of the original grant date and generally vest over a period of four years from the date of grant. As of March 8, 2002, options to purchase 22,500 shares of Common Stock, at a weighted average exercise price of $1.90 per share, were granted to existing outside Directors of the Corporation under the 1995 Plan. Of that number, options to purchase 19,687 shares of Common Stock have been exercised and no options to purchase shares of Common Stock have been canceled. Each stock option agreement governing options granted under the 1995 Plan provides for the acceleration of vesting of the option by eighteen months upon the consummation of a "change in control" of the Corporation. The Corporation's ability to make additional grants or awards under the 1995 Plan was terminated upon the completion of the Corporation's initial public offering in October 1997; however, the 1995 Plan continues to govern all options, awards and other grants granted and outstanding under the 1995 Plan.

  1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The 1997 Non-Employee Director Stock Option Plan, as amended (the "Non-Employee Director Plan"), providing for the annual grant of stock options to purchase shares of Common Stock to outside Directors, was adopted by the Board of Directors in July 1997 and approved by the stockholders on September 9, 1997. As of December 31, 2001, a total of 130,000 shares of Common Stock were reserved for issuance under the Non-Employee Director Plan.

     As of March 8, 2002, options to purchase 97,500 shares of Common Stock, at a weighted average exercise price of $29.08 per share, were outstanding to outside Directors of the Corporation under the Non-Employee Director Plan. At the Annual Meeting, approval is sought by the stockholders of a proposal to increase the aggregate number of shares of Common Stock reserved for issuance under the Non-Employee Director Plan by 200,000 shares to 330,000 shares. The allocation of shares to outside Directors will be in accordance with the Non-Employee Director Plan as currently adopted and as specified below. In this regard, please note that on April 25, 2001, the Board of Directors adopted an amendment to the Non-Employee Director Plan to increase the number of option shares granted automatically to Directors immediately following the final adjournment of each Annual Meeting of Stockholders from 5,000 shares to 7,500 shares. The proposal to increase the number of shares available for grant under the Non-Employee Director Plan is explained in more detail under Item
3 -- Amendment to the Corporation's 1997 Non-Employee Director Stock Option Plan, as amended. The Compensation Committee of the Board of Directors administers the Non-Employee Director Plan. Under the Non-Employee Director Plan, each new eligible Director will be granted an option to purchase 20,000 shares of Common Stock upon the Director's first appointment or election to the Board of Directors and, as described above, each eligible Director will be granted automatically an option to purchase 7,500 shares of Common Stock each year following the final adjournment of the Corporation's Annual Meeting of Stockholders.

     The exercise price of options granted under the Non-Employee Director Plan will be 100% of the fair market value per share of the Common Stock on the date the option is granted. Options initially granted to each Director under the Non-Employee Director Plan will become exercisable over a four-year period from the date of grant. Under their respective stock option agreements, each Director's options will expire on the eighth anniversary of the grant date. If an optionee ceases to be a Director of the Corporation, each option which is not then exercisable will terminate, and any portion of his or her options which are vested but not exercised may be exercised within sixty days of the date such Director ceased to be a Director. In the event of a merger, consolidation, or similar corporate transaction, the vesting of all outstanding options under the Non-Employee Director Plan will be accelerated so that all outstanding options are vested and exercisable in full prior to the consummation of such transaction. If such options are not exercised prior to the consummation of such transaction, and are not assumed or replaced by the successor entity, such options will terminate.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 8, 2002, information relating to the beneficial ownership of the Corporation's Common Stock by each Director, each executive officer named in the Summary Compensation Table on page 8 and by all Directors and executive officers as a group.

                                                               AMOUNT AND NATURE    PERCENT OF
NAME AND ADDRESS(1)                                           OF OWNERSHIP (2)(3)     CLASS
-------------------                                           -------------------   ----------
John A. Blaeser.............................................         521,544           3.08%
Kevin J. Conklin............................................         162,570              *
Melissa H. Cruz.............................................          50,623              *
Ferdinand Engel.............................................         231,007           1.36%
John F. Hamilton............................................          51,714              *
Frederick W.W. Bolander.....................................          83,796              *
Richard M. Burnes, Jr.......................................          91,625              *
Deepak Kamra................................................          25,125              *
Robert M. Wadsworth.........................................          40,725              *
All executive officers and directors as a group (10
  people)...................................................       1,261,854(4)

---------------

  * less than 1%

(1) The address for each named person is c/o Concord Communications, Inc., 600 Nickerson Road, Marlborough, MA 01752.

(2) All named persons possess sole voting and sole dispositive power with respect to the shares.

(3) Includes shares of Common Stock which have not been issued but which are subject to options which either are presently exercisable or will become exercisable within 60 days of March 8, 2002, as follows: Mr. Blaeser, 312,499 shares; Mr. Conklin, 149,570 shares; Ms. Cruz, 50,623 shares; Mr. Engel, 170,812 shares; Mr. Hamilton, 51,673 shares; Ms. Ellen Kokos, Executive Vice President of Marketing, 3,125 shares; Mr. Bolander, 13,125 shares; Mr. Burnes, 20,625 shares; Mr. Kamra, 15,938 shares; and Mr. Wadsworth, 13,125 shares.

(4) The group is composed of the individuals named in the Summary Compensation Table on page 7 below, and includes Ellen Kokos, Executive Vice President of Marketing, and those persons who were directors of the Corporation on March 8, 2002. The total includes 801,115 shares of Common Stock that the directors and executive officers as a group have the right to acquire, either presently or within 60 days, by exercise of stock options granted under the Corporation's stock plans.

     Listed below are certain persons who, to the knowledge of the Corporation on February 5, 2002, own beneficially more than five percent of the Corporation's Common Stock outstanding at such date.

                                                               AMOUNT AND NATURE     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL HOLDER                             OF OWNERSHIP         CLASS
------------------------------------------------------------  --------------------   ----------
T. Rowe Price Associates, Inc. .............................       1,069,000(1)          6.3%
100 E. Pratt Street
Baltimore, MD 21202

Firsthand Capital Management, Inc,..........................       1,435,530(2)          8.6%
Silicon Capital Management, LLC,
Firsthand Funds, and Kevin M. Landis
125 South Market
San Jose, CA 95113

Brown Capital Management, Inc. .............................       3,354,900(3)        20.06%
1201 N. Calvert Street
Baltimore, MD 21202

---------------

(1) According to a Schedule 13G filed as of February 5, 2002, T. Rowe Price Associates, Inc. has sole voting power of 191,800 shares of the Corporation's Common Stock and sole power to dispose of 1,069,000 shares of the Corporation's Common Stock. The securities are owned by various individual and institutional investors, which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(2) According to a Schedule 13G jointly filed on January 28, 2002 by Firsthand Capital Management, Inc., Silicon Capital Management, LLC, Firsthand Funds, and Kevin M. Landis (collectively the "Joint Filers"), the Joint Filers have sole voting power and sole power to dispose of 1,435,530 shares of the Corporation's Common Stock. Kevin M. Landis is listed as a "control person" within Schedule 13G. Kevin M. Landis disclaims beneficial ownership as to all shares of the Corporation's Common Stock beneficially owned for purposes of Schedule 13G by Firsthand Capital Management, Inc. and Silicon Capital Management, LLC, and Firsthand Funds. Firsthand Funds disclaims beneficial ownership of all shares of the Corporation's Common Stock beneficially owned for purposes of Schedule 13G by Silicon Capital Management.

(3) According to a Schedule 13G filed on February 5, 2002 by Brown Capital Management, Inc., Brown Capital Management, Inc. has sole voting power of 2,682,700 shares of the Corporation's Common Stock and sole power to dispose of 3,354,900 shares of the Corporation's Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on a review of the forms and written representations received by the Corporation pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Corporation believes that, with respect to the fiscal year ended December 31, 2001, the directors and executive officers, other than Mr. John F. Hamilton and Ms. Melissa H. Cruz, complied with all applicable Section 16 filing requirements on a timely basis. Mr. Hamilton failed to file a Statement of Changes in Beneficial Ownership of Securities on Form 4 during August 2001 for one transaction and subsequently filed a late Form 4 for that transaction. In May 2001, Ms. Cruz acquired 2,023 shares of the Corporation's Common Stock pursuant to the Corporation's 1997 Employee Stock Purchase Plan, a transaction that was exempt from Rule 16b-3, but failed to report, in subsequent Section 16 reports that were timely filed, the effect that such transaction had on the number of securities beneficially owned by her at the end of the month. On February 15, 2002, Ms. Cruz amended her Form 5 originally filed on February 1, 2002 to include such shares.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation received by the Chief Executive Officer and the four other most highly compensated executive officers of the Corporation for the three fiscal years most currently ended (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                     ANNUAL COMPENSATION       COMPENSATION AWARDS(3)
                                 ---------------------------   SECURITIES UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR   SALARY(1)   BONUS(2)         OPTIONS(3)         COMPENSATION
---------------------------      ----   ---------   --------   ----------------------   ------------
John A. Blaeser................  2001   $330,012    $ 20,625          155,000               --
  Chief Executive Officer        2000    300,011     128,250          100,000               --
  And President                  1999    270,000     162,000          245,000               --

Kevin J. Conklin...............  2001    215,008          --           45,000               --
  Executive Vice President,      2000    190,632      55,575           55,000               --
  Business Development           1999    155,000      93,000           78,000               --

Melissa H. Cruz(4).............  2001    200,007          --           55,000               --
  Chief Financial Officer,       2000    146,881      45,600           90,000               --
  Executive Vice President,      1999         --          --               --               --
  Business Services and
     Treasurer

Ferdinand Engel................  2001    265,010          --           65,000               --
  Executive Vice President,      2000    232,092      66,975           65,000               --
  Engineering and Chief          1999    205,000     123,000          149,000               --
  Technology Officer

John F. Hamilton(5)............  2001    190,008      97,428           40,000               --
  Executive Vice President of    2000    183,456     120,226           55,000               --
  Worldwide Sales and            1999         --          --               --               --
  Technical Services

---------------

(1) The amounts in the "Salary" column represent the annual base salary for each of the Named Executive Officers, which is paid semi-monthly.

(2) The amounts in the "Bonus" column represent bonuses earned in the year during which services were rendered.

(3) The Corporation did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive payouts during fiscal 2001 to its executive officers.

(4) Ms. Cruz has been employed by the Corporation since August 29, 1997 and was appointed to her current position in April 2000.

(5) Mr. Hamilton has been employed by the Corporation since July 28, 1997 and was appointed to his current position in November 2000.

     The following table provides information with respect to stock option grants by the Corporation to the Named Executive Officers in 2001. The Corporation did not grant any stock appreciation rights in 2001.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                              POTENTIAL REALIZED VALUE AT
                       NUMBER OF    PERCENTAGE OF                            ASSUMED ANNUAL RATES OF STOCK
                       SECURITIES   TOTAL OPTIONS                             PRICE APPRECIATION OVER THE
                       UNDERLYING    GRANTED TO     EXERCISE                        OPTION TERM(2)
                        OPTIONS     EMPLOYEES IN      PRICE     EXPIRATION   -----------------------------
NAME                   GRANTED(1)    FISCAL YEAR    ($/SHARE)      DATE           5%             10%
----                   ----------   -------------   ---------   ----------   ------------   --------------
John A. Blaeser......    10,706          0.85%       $ 9.34      7/18/2009   $ 47,742.70    $  114,352.07
                         69,294          5.48%       $ 9.34      7/18/2009   $309,012.01    $  740,137.49
                         75,000          5.93%       $13.05     11/14/2009   $467,309.52    $1,119,287.55
                        -------         -----                                -----------    -------------
  Total..............   155,000         12.26%                               $824,064.23    $1,973,777.11
Kevin J. Conklin.....     4,688          0.37%       $ 9.34      7/18/2009   $ 20,905.83    $   50,073.09
                         20,312          1.61%       $ 9.34      7/18/2009   $ 90,580.02    $  216,954.90
                          4,307          0.34%       $13.05     11/14/2009   $ 26,836.03    $   64,276.95
                         15,693          1.24%       $13.05     11/14/2009   $ 97,779.84    $  234,199.73
                        -------         -----                                -----------    -------------
  Total..............    45,000          3.56%                               $236,101.72    $  565,504.67
Melissa H. Cruz......     5,625          0.45%       $ 9.34      7/18/2009   $ 25,084.32    $   60,081.30
                         24,375          1.93%       $ 9.34      7/18/2009   $108,698.70    $  260,352.29
                          3,636          0.29%       $13.05     11/14/2009   $ 22,655.17    $   54,363.06
                         21,364          1.69%       $13.05     11/14/2009   $133,114.67    $  318,832.79
                        -------         -----                                -----------    -------------
  Total..............    55,000          4.36%                               $289,552.85    $  693,529.44
Ferdinand Engel......    32,500          2.57%       $ 9.34      7/18/2009   $144,931.60    $  347,136.38
                          7,500           .59%       $ 9.34      7/18/2009   $ 33,445.75    $   80,108.40
                         22,705          1.80%       $13.05     11/14/2009   $141,470.17    $  338,845.65
                          2,295           .18%       $13.05     11/14/2009   $ 14,299.67    $   34,250.20
                        -------         -----                                -----------    -------------
  Total..............    65,000          5.14%                               $334,147.19    $  800,340.63
John F. Hamilton.....     7,296          0.58%       $ 9.34      7/18/2009   $ 32,536.03    $   77,929.45
                         12,704          1.01%       $ 9.34      7/18/2009   $ 56,652.65    $  135,692.94
                          4,978          0.39%       $13.05     11/14/2009   $ 31,016.89    $   74,290.85
                         15,022          1.19%       $13.05     11/14/2009   $ 93,598.98    $  224,185.83
                        -------         -----                                -----------    -------------
  Total..............    40,000          3.17%                               $213,804.55    $  512,099.07

---------------

(1) Stock options were granted under the Corporation's 1997 Stock Plan at an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. Under their respective stock option agreements, each executive officer's options will expire on the eighth anniversary from the date of grant. The options generally become exercisable as follows: 25% on the first anniversary of the date of grant and quarterly for the remaining three years.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) of the Corporation's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Corporation's estimate of future stock price increases. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Corporation's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

     The following table provides information on stock option exercises in 2001 by the Named Executive Officers and the value of such officers' unexercised options at December 31, 2001.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                       SHARES ACQUIRED                      OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                         UPON OPTION                       DECEMBER 31, 2001           DECEMBER 31, 2001(1)
                       EXERCISE DURING     VALUE      ---------------------------   ---------------------------
NAME                        2001          REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------   ----------   -----------   -------------   -----------   -------------
John A. Blaeser......          --                --     275,312        330,313       $529,206      $2,521,950
Kevin J. Conklin.....       5,000        $67,000.00     139,383        116,001       $750,056      $  748,895
Melissa H. Cruz......       3,750        $25,125.00      41,280        121,720       $111,877      $  844,770
Ferdinand Engel......          --                --     147,688        168,813       $217,122      $1,061,260
John F. Hamilton.....       5,313        $71,775.31      45,181         92,775       $270,739      $  798,802

---------------

(1) Value is based on the difference between the option exercise price and the fair market value at December 31, 2001, the fiscal year end ($20.650 per share as quoted on the Nasdaq National Market on December 31, 2001, the last day of trading in 2001), multiplied by the number of shares underlying the option.

                         COMPENSATION COMMITTEE REPORT

PURPOSE OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Corporation's Board of Directors (the "Committee") has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer and other executive officers of the Corporation and to administer the Corporation's stock option plans, including the 1997 Stock Plan, the 1997 Non-Employee Director Stock Option Plan, the 1997 Employee Stock Purchase Plan, the 2000 Non-Executive Employee Equity Incentive Plan and the 2001 Non-Executive Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual variable compensation cash bonus programs to be in effect for the Chief Executive Officer and other executive officers. The Committee is composed of Messrs. Bolander, Burnes, and Wadsworth, all of whom are outside Directors who have never served as officers of the Corporation.

GENERAL COMPENSATION POLICY

     The Committee believes that the compensation programs for executive officers of the Corporation should be designed to attract, motivate, and retain talented executives responsible for the success of the Corporation and should be determined within a competitive framework and based on the achievement of overall financial results and individual contributions. The Committee's objectives are to:

          (1) offer a compensation package that is competitive with comparable talent at comparable high-growth software companies;

          (2) provide annual variable incentive awards in the form of cash bonuses that take into account the Corporation's overall financial performance relative to corporate objectives; and

          (3) align the financial interests of executive officers with those of the stockholders by providing significant equity-based, long-term incentive awards.

     Currently, compensation under the executive compensation program is comprised of cash compensation in the form of annual base salary and bonus, and long-term incentive compensation in the form of stock options.

COMPENSATION COMPONENTS AND PROCESS

  BASE SALARY

     The Committee reviews annually the cash compensation of its executive officers. The base salary for each executive officer is set on the basis of the responsibilities of the position held, the experience and performance of the individual, and a review of comparable positions based on surveys of the industry.

  VARIABLE INCENTIVE AWARDS -- CASH BONUSES

     The Corporation's Bonus Plan is designed to reward executive officers for the achievement by the Corporation of its performance objectives. The cash bonus to be paid to each executive officer is calculated as a percentage of his or her base salary. A specific formula, based on the revenues and net income of the Corporation, is in place to calculate the actual incentive payment for each officer. A compensation target is set for each executive officer based on compensation targets of comparable positions. In 2001, the Committee did not award cash bonuses to any of the Corporation's executive officers other than Mr. Blaeser, who received a cash bonus of $20,625, and Mr. Hamilton, who received a bonus of $97,428. Mr. Blaeser was awarded a cash bonus based upon his performance as President and Chief Executive Officer of the Corporation. Mr. Hamilton was awarded a cash bonus as part of his regular compensation plan provided to him in his capacity as Executive Vice President, Worldwide Sales and Technical Services.

  LONG TERM STOCK-BASED INCENTIVE AWARDS

     During 2001, the Committee made option grants under the 1997 Stock Plan to each of the executive officers. Each grant allows the officer to acquire shares of the Corporation's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Each option vests in periodic installments over a four-year period, as specified in the option agreements applicable to each executive. These option grants were made to each of the executive officers in July 2001 and November 2001 at an exercise price equal to the closing price of shares of the Corporation's Common Stock as reported on the NASDAQ National Market on July 18, 2001 and November 14, 2001 respectively.

     Generally, stock options are granted when an executive joins the Corporation. Additional options are granted on the basis of the individual's performance, potential for future responsibility and the number of unvested options held by the individual at the time of the new grant. The grants are designed to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage the Corporation effectively.

     In April 2000, the Committee granted additional stock options to existing executive officers in order to retain and motivate these executive officers. In November 2000, the Committee became aware that the options the Corporation awarded to certain executive officers and key employees in both April 2000 and August 1999 had exercise prices that were significantly above the November market prices. The Committee was concerned that the option awards would not have their intended effect of retaining and motivating key employees and executive officers in their performance for the Corporation, particularly since the Corporation is faced with a fiercely competitive market for the services of key personnel. The Committee decided that rather than wait until January 2001, the Corporation's usual time for executive officer and key employee retention and incentive option awards, the Corporation would benefit from making an immediate grant of stock option awards. Accordingly, in lieu of a January 2001 grant, the Corporation awarded stock options to key employees and executive officers in November 2000.

  CHIEF EXECUTIVE OFFICER COMPENSATION

     The 2001 compensation package for the Corporation's Chief Executive Officer, Mr. Blaeser, was determined by the Committee and included: base salary, cash bonus (based upon achieving performance targets), stock options, and other employee benefits that are available to all employees of the Corporation. Mr. Blaeser's compensation plan is composed of the same components as the compensation plans for all other executive officers. In 2001, Mr. Blaeser received a cash bonus of $20,625, which was substantially reduced from his cash bonus in 2000; the cash bonus for 2001 was reduced based upon the Corporation's partial achievement of its performance targets. Each year, the Committee reviews the annual incentive plan and revises its targets for revenue growth and profitability. The option grants made to Mr. Blaeser during the 2001 fiscal year were based upon his individual performance and leadership within the Corporation. Furthermore, Mr. Blaeser's option grants represent a substantial portion of his total compensation and were designed to tie his compensation to the appreciation in the value of the Corporation's Common Stock over the option term.

  COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

  OTHER ELEMENTS OF EXECUTIVE COMPENSATION

     Executive officers are eligible for Corporation-wide medical and dental benefits and participation in a 401(k) plan under which the Corporation provided matching contributions in 2001 to all employees, including executive officers. In addition, executives participate in a Corporation-wide long-term disability insurance program and a group term life insurance program.

                                          COMPENSATION COMMITTEE

                                          Robert M. Wadsworth (Chair)
                                          Frederick W.W. Bolander
                                          Richard M. Burnes, Jr.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

     Messrs. Bolander, Burnes, and Wadsworth comprised the Compensation Committee for fiscal year ended December 31, 2001 with Mr. John Robert Held acting as a member of the Compensation Committee until April 25, 2001, as noted above. No member of the Committee was at any time during the past year an officer or employee of the Corporation or any of its subsidiaries, was formerly an officer of the Corporation or any of its subsidiaries, or had any relationship with the Corporation requiring disclosure herein.

     During the fiscal year ended December 31, 2001, no executive officer of the Corporation served as a member of the Compensation Committee (or other Board committee performing equivalent functions, or in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a member of the Corporation's Compensation Committee or as a Director of the Corporation. In addition, during the last fiscal year, no executive officer of the Corporation served as a member of the compensation committee of another entity.

EMPLOYMENT AGREEMENTS

     As of December 31, 2001, the Corporation has entered into a Management Change in Control Agreement (the "Management Agreements") with each of John A. Blaeser, Kevin J. Conklin, Ferdinand Engel, Melissa H. Cruz, John F. Hamilton, and Ellen R. Kokos. Pursuant to the terms of the Management Agreements, each of the foregoing executive officers (other than Mr. Blaeser) is entitled to receive a single severance payment in cash in an amount equal to six months' base annual salary (and equal to twelve months' base annual salary in the case of Mr. Blaeser) if any such executive officer is terminated by the Corporation without cause or such executive officer voluntarily terminates his employment with the Corporation for "good reason" (each a "Termination Event"), in each case within six months of a change in control of the Corporation. In addition, effective upon a change in control of the Corporation, the vesting date for each such executive officer's unvested options shall be accelerated by a period of 24 months. If within 24 months of a change in control of the Corporation there is a Termination Event, all of such executive officer's remaining unvested options will become fully vested. Each such executive officer has entered into a non-competition agreement with the Corporation pursuant to which each such executive officer has agreed following a change in control of the Corporation not to compete with the Corporation for a period of six months if such executive officer has been terminated with or without cause by the Corporation or has voluntarily terminated his employment for "good reason."

     In addition, certain of John A. Blaeser's option agreements provide for automatic acceleration of all of his unvested options following a merger, consolidation, or a sale, conveyance or disposition of all or substantially all, of the assets of the Corporation or if he is no longer a director of the Corporation, other than by reason of death, disability, or resignation.

                              PERFORMANCE GRAPH(1)

     The following graph compares the change in the Corporation's cumulative total stockholder return in its Common Stock during the period from the Corporation's initial public offering through December 31, 2001 with the cumulative total return on the Nasdaq Stock Market -- U.S. Index and the H&Q Software Sector Index. The comparison assumes $100.00 was invested on October 15, 1997 in the Corporation's Common Stock at the $14.00 initial public offering price and in each of the foregoing indices and assumes reinvestment of dividends, if any.

                               Performance Graph

--------------------------------------------------------------------------------------
                       10/15/97   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
--------------------------------------------------------------------------------------
 Corporation            100.00     148.21     405.36     316.96      62.50     147.50
 H&Q Index              100.00      94.99     124.10     262.95     211.10     138.11
 NASDAQ Index           100.00      91.37     128.75     232.61     144.04     111.18

---------------

(1) This graph is not "soliciting material" under Regulation 14A or 14C of the rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Corporation under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                             AUDIT COMMITTEE REPORT

     The Board of Directors of the Corporation has appointed an Audit Committee to assist the Board of Directors with its oversight responsibilities, including, among other things:

     - reviewing and maintaining the adequacy of the Corporation's internal processes and controls in regards to its financial reporting and the overall accuracy and reliability of the Corporation's financial reports to the public;

     - ascertaining the independence of, and overseeing the performance of, the Corporation's external independent auditors; and

     - providing guidance on the Corporation's compliance with legal and regulatory requirements related to its financial reporting.

     The Audit Committee is currently composed of three members of the Board of Directors, Messrs. Burnes, Kamra and Wadsworth, each of whom, as evaluated by the Board of Directors in its business judgment, (a) has met the independence requirements of the Nasdaq (i.e., the Board of Directors has determined that none of the committee members has a relationship to the Corporation that may interfere with his independence from the Corporation and its management) and (b) is financially literate. As noted earlier, Mr. Held was a member of the Audit Committee until April 25, 2001.

     The Audit Committee regularly discusses with management and the outside auditors the financial information of the Corporation and the Corporation's systems of internal controls and its audit process. The Audit Committee recommends to the Board of Directors each fiscal year the appointment of the independent auditors and reviews the performance of the auditors and their independence from the management of the Corporation. The Audit Committee met with the independent auditors (both independently and with the Corporation's management) to review the issues required to be addressed by the Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), including various issues relevant to the audit, including: (1) the Corporation's financial statements; (2) the report of the independent auditors on the results, scope and terms of their work; and (3) the recommendations of the independent auditors regarding the financial practices and policies employed by the Corporation.

     The Board of Directors has adopted a written charter for the Audit Committee establishing the audit related functions required of the committee. A copy of the charter was attached to the Corporation's 2001 proxy statement. As part of its obligations, the Audit Committee reviewed the Corporation's audited financial statements and met with both management and Arthur Andersen LLP, the Corporation's independent auditors, to review and discuss the Corporation's financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has received from and discussed with Arthur Andersen LLP the written disclosure, the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the independence of Arthur Andersen LLP.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

  Audit Fees

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2001 and for the review of the financial statements included in the Corporation's Forms 10-Q for the fiscal year ended December 31, 2001 were $95,250.

  Financial Information Systems Design and Implementation Fees

     The aggregate fees billed by Arthur Andersen LLP for financial information systems design and implementation professional services for the fiscal year ended December 31, 2001 were $0.

  All Other Fees

     The aggregate fees billed by Arthur Andersen LLP and KPMG, LLP for services other than those described above including, without limitation, pooling reports, pooling restatements, tax returns, and tax consulting, for the fiscal year ended December 31, 2001 were $115,871. The Audit Committee determined that the services provided by Arthur Andersen LLP described immediately above were compatible with its independence.

     The Corporation's Audit Committee has determined that the provision of the services provided by Arthur Andersen LLP and KPMG, LLP as set forth herein are compatible with maintaining the independence of Arthur Andersen LLP and KPMG, LLP.

                                          AUDIT COMMITTEE

                                          Deepak Kamra (Chair)
                                          Richard M. Burnes, Jr.
                                          Robert M. Wadsworth

                                     ITEM 2

    PROPOSAL TO APPROVE THE 2001 NON-EXECUTIVE EMPLOYEE STOCK PURCHASE PLAN

     The Corporation's stockholders are being asked to approve the Corporation's 2001 Non-Executive Employee Stock Purchase Plan (the "Non-Executive Purchase Plan"). On October 29, 2001, the Board of Directors, acting by unanimous written consent, adopted the Non-Executive Purchase Plan subject to approval by the stockholders. The Corporation filed a Form S-8 with the Securities and Exchange Commission on October 31, 2001 in regards to the Non-Executive Purchase Plan. The Non-Executive Purchase Plan has reserved for issuance to eligible employees 500,000 shares of authorized, but unissued Common Stock of the Corporation. At present, the Corporation employs approximately 465 employees who would be eligible to participate in the Non-Executive Purchase Plan. Executive officers and Directors of the Corporation are not eligible to participate in the Non-Executive Purchase Plan. The Corporation expects that the 500,000 shares of Common Stock under the Non-Executive Purchase Plan will satisfy any allocations of shares to employees for a period of between three and four years. The Board of Directors has approved and recommends to the stockholders that they approve the Non-Executive Purchase Plan.

     The Corporation relies on stock purchases as an essential component of the compensation packages necessary for the Corporation to attract and retain experienced employees. The Board of Directors believes that the Non-Executive Purchase Plan is essential to permit the Corporation to provide long-term, equity-based incentives to present and future employees.

DESCRIPTION OF THE NON-EXECUTIVE PURCHASE PLAN

     The Non-Executive Purchase Plan is intended to provide an incentive to, and to encourage stock ownership by, all eligible employees of the Corporation so that they may share in the growth of the Corporation by acquiring or increasing their equity interest in the Corporation. The Non-Executive Purchase Plan is designed to encourage eligible employees to remain in the employ of the Corporation and its participating subsidiaries. Under the Non-Executive Purchase Plan, payroll deductions are used to purchase the Corporation's Common Stock for eligible participating employees through the exercise of stock options. The text of the Non-Executive Purchase Plan, as proposed above, is attached to this proxy statement as Appendix A. The following is a summary of the Non-Executive Purchase Plan and should be read together with the full Non-Executive Purchase Plan text.

     The Non-Executive Purchase Plan constitutes an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Non-Executive Purchase Plan is administered by the Board of Directors of the Corporation or a committee which the Board may designate. The Board of Directors, subject to the provisions of the Non-Executive Purchase Plan, has the power to construe the Non-Executive Purchase Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for administration of the Non-Executive Purchase Plan as it may deem appropriate. The Board of Directors may from time to time adopt amendments to the Non-Executive Purchase Plan provided that, without the approval of the Corporation's stockholders, no amendment may increase the number of shares that may be issued under the Non-Executive Purchase Plan, change the class of employees eligible to receive options under the Non-Executive Purchase Plan if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code, or cause Rule 16b-3 under the Securities Exchange Act of 1934 to be inapplicable to the Non-Executive Purchase Plan.

     The Non-Executive Purchase Plan may be terminated at any time by the Board of Directors, provided that such termination will not affect options then outstanding under the Non-Executive Purchase Plan. If at any time shares of Common Stock reserved for issuance under the Non-Executive Purchase Plan remain available for purchase, but not in sufficient number to satisfy all the then-unfilled purchase requirements, the available shares will be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Non-Executive Purchase Plan will terminate. Upon termination of the Non-Executive Purchase Plan, all payroll deductions not used to purchase Common Stock will be refunded to Non-Executive Purchase Plan participants without interest.

     The Non-Executive Purchase Plan authorizes the issuance of up to 500,000 shares of Common Stock (subject to adjustment for changes in the Corporation's capital stock) pursuant to the exercise of non-transferable options granted to participating employees. The Common Stock subject to the options under the Non-Executive Purchase Plan includes shares of the Corporation's authorized but unissued Common Stock. Option holders are generally protected against dilution in the event of certain capital changes such as a recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction.

     An employee electing to participate in the Non-Executive Purchase Plan must authorize an amount (a whole percentage not less than 1% nor more than 10% of the employee's cash compensation, including base pay or salary and any overtime, bonuses or commissions) to be deducted by the Corporation from the employee's pay and applied toward the purchase of Common Stock under the Non-Executive Purchase Plan. For the duration of the Non-Executive Purchase Plan, the Payment Periods are defined as the six month periods commencing on May 1 and November 1 and ending on October 31 and April 30, respectively. The first Payment Period of the Non-Executive Purchase Plan commenced on November 1, 2001.

     Employees of the Corporation (and participating subsidiaries) whose customary employment is more than 20 hours per week and for more than five months in any calendar year are eligible to participate in the Non-Executive Purchase Plan. An employee may not be granted an option under the Non-Executive Purchase Plan if, after the granting of the option, such employee would be treated as owning 5% or more of the total combined voting power or value of all classes of stock of the Corporation or its subsidiaries. Executive Officers and Directors of the Corporation who are "highly compensated employees" under the applicable provisions of the Internal Revenue Code of 1986, as amended, are not eligible to participate in the Non-Executive Purchase Plan.

     On the first business day of each Payment Period, the Corporation will grant to each Non-Executive Purchase Plan participant an option to purchase shares of the Common Stock of the Corporation. On the last day of the Payment Period, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions, on the condition that the employee remains eligible to participate in the Non-Executive Purchase Plan throughout such Payment Period. In no event, however, may the employee exercise an option granted under the Non-Executive Purchase Plan for more than 20,000 shares during a Payment Period. If the amount of the accumulated payroll deductions exceeds the aggregate purchase price of 20,000 shares, the excess deductions will be promptly refunded to the employee without interest. Furthermore, no employee may be granted an option which permits the employee's right to purchase shares of Common Stock under the Non-Executive Purchase Plan and all other Section 423(b) plans of the Corporation and any subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the respective date(s) of grant) for each calendar year in which the option is outstanding. Any excess accumulation of payroll deductions will be promptly refunded to the employee without interest. Under the terms of the Non-Executive Purchase Plan, the option price is an amount equal to the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to the nearest cent. The Corporation will accumulate and hold for the employee's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

     For purposes of the Non-Executive Purchase Plan, the term "average market price" on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or

(iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. An employee may enter the Non-Executive Purchase Plan by delivering to the Corporation, at least ten days before the first day of the next succeeding Payment Period, an authorization stating the initial percentage to be deducted from the employee's pay and authorizing the purchase of shares of Common Stock for the employee in each Payment Period in accordance with the terms of the Non-Executive Purchase Plan.

     Unless an employee files a new authorization or withdraws from the Non-Executive Purchase Plan, the deductions and purchases under the authorization the employee has on file under the Non-Executive Purchase Plan will continue from the initial Payment Period to succeeding Payment Periods as long as the Non-Executive Purchase Plan is in effect. Deductions may be increased or decreased during a Payment Period as set forth above.

     An employee may withdraw from the Non-Executive Purchase Plan, in whole but not in part, at any time prior to the last business day of each Payment Period by delivering a withdrawal notice to the Corporation, in which event the Corporation will refund the entire balance of the employee's deductions not previously used to purchase stock under the Non-Executive Purchase Plan.

     If an employee is not a participant in the Non-Executive Purchase Plan on the last day of the Payment Period, the employee generally is not entitled to exercise his or her option. An employee's rights under the Non-Executive Purchase Plan generally terminate upon his voluntary withdrawal from the Non-Executive Purchase Plan at any time, or when he ceases employment because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death, or for any other reason. An employee's employment shall be treated as continuing intact which such employee is on military leave, sick leave or other bona fide leave of absence, for up to 90 days or for so long as the employee's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

     An employee's rights under the Non-Executive Purchase Plan are the employee's alone and may not be transferred to, assigned to, or availed of by, any other person. Any option granted to an employee may be exercised, during the employee's lifetime, only by the employee.

     The proceeds received by the Corporation from the sale of Common Stock pursuant to the Non-Executive Purchase Plan will be used for general corporate purposes. The Corporation's obligation to deliver shares of Common Stock is subject to the approval of any governmental authority required in connection with the sale or issuance of such shares.

INCOME TAX CONSEQUENCES

     The following general rules are currently applicable under United States federal income tax law to options under the Corporation's Non-Executive Purchase
Plan:

     The amounts deducted from an employee's pay under the Non-Executive Purchase Plan will be included in the employee's compensation subject to federal income tax. Generally, no additional income will be recognized by the employee either at the time options are granted pursuant to the Non-Executive Purchase Plan or at the time the employee purchases shares pursuant to the Non-Executive Purchase Plan.

     If the employee disposes of shares purchased pursuant to the Non-Executive Purchase Plan more than two years after the first business day of the payment period in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

          (a) the excess, if any, of the fair market value of the shares at the time of disposition over the amount the employee paid for the shares, or

          (b) 15% of the fair market value of the shares on the first business day of the payment period.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year.

     If the employee disposes of shares purchased pursuant to the Non-Executive Purchase Plan within two years after the first business day of the payment period in which the employee acquired the shares, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the payment period over the amount the employee paid for the shares.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

     If the employee disposes of shares purchased pursuant to the Non-Executive Purchase Plan more than two years after the first business day of the payment period in which the employee acquired the shares, the Corporation will not be entitled to any federal income tax deduction with respect to the options or the shares issued upon their exercise. If the employee disposes of such shares prior to the expiration of this two-year holding period, the Corporation generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                2001 NON-EXECUTIVE EMPLOYEE STOCK PURCHASE PLAN.

                                     ITEM 3

AMENDMENT TO THE CORPORATION'S 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, AS
                                    AMENDED

     The Corporation's stockholders are being asked to approve an amendment to the Corporation's 1997 Non-Employee Director Stock Option Plan, as amended (the "Non-Employee Director Plan"), to increase the aggregate number of shares of Common Stock that may be issued under the Plan by 200,000 shares. On February 6, 2002, the Board of Directors, acting by unanimous written consent, amended the Non-Employee Director Plan to increase the aggregate number of shares of Common Stock of the Corporation reserved for issuance thereunder by 200,000 shares to 330,000 shares, subject to the approval of the stockholders of the Corporation.

     The Corporation relies on stock options as an essential inducement to attract and retain qualified, experienced persons who are not employees or officers of the Corporation to serve as members of its Board of Directors. The Board of Directors believes that the increase in the number of shares available under the Non-Employee Director Plan is essential to permit the Corporation to continue to provide meaningful, long-term, equity-based incentives to present and future Directors and to align the interests of the Board of Directors with those of stockholders.

     As of December 31, 2001, only 32,500 shares of Common Stock remained available for grant under the Non-Employee Director Plan. The Non-Employee Director Plan provides that each newly elected outside Director will be granted automatically, on the date such person is first elected to the Board of Directors, an option to purchase 20,000 shares of Common Stock of the Corporation. Furthermore, each eligible Director will be automatically granted an option to purchase 7,500 shares of Common Stock each year following the final adjournment of the Corporation's Annual Meeting. If the increase in the number of shares authorized for issuance under the Non-Employee Director Plan is not approved, the Corporation may not be able to provide the grants scheduled to be made in 2002 under the Non-Employee Director Plan. In addition, the Corporation may generally become unable to provide suitable long-term equity based incentives to present and future outside Directors. The Corporation expects that the 200,000 additional shares of Common Stock under the Non-Employee Director Plan will satisfy any allocations of shares to outside Directors for a period of between four and five years.

DESCRIPTION OF THE NON-EMPLOYEE DIRECTOR PLAN

     The Non-Employee Director Plan, providing for the annual grant of stock options to purchase shares of Common Stock to outside Directors, was adopted by the Board of Directors in July 1997 and approved by the stockholders on September 9, 1997. On March 12, 1998, the Board of Directors adopted an amendment to the Plan to increase the number of shares granted automatically to Directors on the day such person is first elected to the Board from 7,500 shares to 20,000 shares and to increase the number of option shares granted automatically to Directors immediately following the final adjournment of each Annual Meeting of Stockholders from 1,875 shares to 5,000 shares. On March 8, 2000 the Board of Directors adopted and on April 25, 2000 the stockholders approved an amendment to the Non-Employee Director Plan that increased the number of shares of Common Stock authorized for issuance under the Non-Employee Director Plan by 35,000 shares to 130,000 shares. On April 25, 2001, the Board of Directors adopted an amendment to the Non-Employee Director Plan to increase the number of option shares granted automatically to Directors immediately following the final adjournment of each Annual Meeting of Stockholders from 5,000 shares to 7,500 shares. On February 6, 2002, the Board of Directors adopted an amendment to the Non-Employee Director Plan, subject to shareholder approval, that increased the number of shares of Common Stock authorized for issuance under the Non-Employee Director Plan by 200,000 shares to 330,000 shares, subject to the approval of the stockholders of the Corporation at the next Annual Meeting of Stockholders to be held on April 24, 2002. The Non-Employee Director Plan is administered by the Compensation Committee of the Board of Directors. The class of participants eligible to participate in the Non-Employee Director Plan is currently four members, who are all acting as non-employee Directors.

     The exercise price of options granted under the Non-Employee Director Plan will be 100% of the fair market value per share of the Common Stock on the date the option is granted. Options initially granted to each Director under the Non-Employee Director Plan will become exercisable over a four-year period from the date of grant. The options granted under the Non-Employee Director Plan will expire up to the tenth anniversary of the grant date. If an optionee ceases to be a Director of the Corporation, the option will terminate with respect to any shares that are not then exercisable. Additionally, any portion of his or her option that is vested, but has not been exercised, may be exercised within sixty days of the date such Director ceased to be a Director. In the event of a merger, consolidation, or similar corporate transaction, the vesting of all outstanding options under the Non-Employee Director Plan will be accelerated so that all outstanding options are vested and exercisable in full prior to the consummation of such transaction. If such options are not exercised prior to the consummation of such transaction, and are not assumed or replaced by the successor entity, such options will terminate. The complete text of the 1997 Non-Employee Director Stock Plan, as amended to date, is attached hereto as Appendix B.

     As of March 8, 2002, options to purchase 97,500 shares of Common Stock were outstanding and options to purchase 32,500 shares of Common Stock were available for grant under the Non-Employee Director Plan. As of March 8, 2002, the market value of the shares of Common Stock subject to outstanding options under the Non-Employee Director Plan was $2,835,473.

INCOME TAX CONSEQUENCES

The following general rules are applicable under current federal income tax law to options ("Options") granted under the Non-Employee Director Plan:

          1. The optionee generally does not realize any taxable income upon the grant of an Option, and the Company is not allowed a federal income tax deduction by reason of such grant.

          2. The optionee generally will recognize ordinary compensation income at the time of exercise of an Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

          3. When the optionee sells the shares acquired pursuant to an Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

          4. The Company generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes compensation income.

          5. An optionee may be entitled to exercise an Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises an Option in such fashion, special rules will apply.

          6. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE
     AMENDMENT TO THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, AS AMENDED.

                                     ITEM 4

                     RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Arthur Andersen LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2002. Arthur Andersen LLP has served as the Corporation's auditors since 1986. It is expected that a member of the firm will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of Arthur Andersen LLP as the Corporation's independent public accountants for the fiscal year ended December 31, 2002, the Corporation's Board of Directors will evaluate what would be in the best interests of the Corporation and its stockholders and consider whether to select new independent public accountants for the current fiscal year. The ratification of this selection is not required under the laws of the Commonwealth of Massachusetts, where the Corporation is incorporated, but the results of this vote will be considered by the Board of Directors in selecting the Corporation's auditors.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THIS
                             SELECTION OF AUDITORS.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the Corporation's proxy materials to be furnished to all stockholders entitled to vote at the 2003 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at the Corporation's principal executive offices not later than November 18, 2002.

     Under the Corporation's By-Laws, stockholders who wish to make a proposal at the 2003 Annual Meeting, other than one that will be included in the Corporation's proxy materials, must send notice to the Clerk of the Corporation (whose name appears on the cover of this proxy statement) at the Corporation's principal executive offices. To be considered timely, the notice must be delivered to or mailed to and received at the principal executive offices not less than 60 days nor more than 90 days prior to the annual meeting, regardless of any postponements, deferrals, or adjournments of the 2003 Annual Meeting to a later date. If a stockholder who wishes to present a proposal fails to notify the Corporation by these deadlines, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Corporation's Restated By-Laws, the proposal is brought before the meeting, then under the SEC's proxy rules the proxies solicited by management with respect to the 2003 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. In order to minimize controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail -- Return Receipt Requested.

                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks and brokers to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. Such officers and employees will receive no additional compensation for such service. The Corporation may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If the Corporation does so, it will pay such firm's customary fees and expenses.

                                                                      APPENDIX A

                          CONCORD COMMUNICATIONS, INC.

                2001 NON-EXECUTIVE EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1 -- PURPOSE.

     This 2001 Non-Executive Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of CONCORD COMMUNICATIONS, INC. (the "Company"), a Massachusetts corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of
Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ARTICLE 2 -- ADMINISTRATION OF THE PLAN.

     The Plan may be administered by the Compensation Committee of the Board of Directors or a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

ARTICLE 3 -- ELIGIBLE EMPLOYEES.

     All employees, (excluding Officers and Directors as described below), of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee. Notwithstanding the foregoing, Officers and Directors of the Company, who are "highly compensated employees" (within the meaning of Section 414(q) of the Code), shall not be eligible employees and shall not be eligible to receive options under the Plan. For purpose of the Plan, (a) "Officers" shall mean a person who is an officer of the Company within the meaning of the interpretations of the National Association of Securities Dealers, Inc. ("NASD") under Section 4350(i)(1)(a) of the NASD Marketplace Rules and (b) "Director" shall mean a member of the Board of Directors of the Company.

ARTICLE 4 -- STOCK SUBJECT TO THE PLAN.

     The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $0.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 500,000,subject to adjustment as provided in
Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

ARTICLE 5 -- PAYMENT PERIOD AND STOCK OPTIONS.

     The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on the later to occur of November 1, 2001 and the first day of the first calendar month following effectiveness of the Form S-8 registration statement filed with the Securities and Exchange Commission covering the shares to be issued pursuant to the Plan and shall end on April 30, 2002. For the remainder of the duration of the Plan, Payment Periods shall consist of the six-month periods commencing on May 1 and November 1, respectively, and ending on October 31 and April 30, respectively, of each calendar year.

     Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 20,000 shares, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The employee shall be entitled to exercise the option so granted only to the extent of the employee's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 20,000 shares except for the 20,000-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 20,000 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to the nearest cent. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in
Article 12.

     For purposes of the Plan, the term "average market price" on any date means
(i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     For purposes of the Plan, the term "business day" means a day on which there is trading on the NASDAQ National Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in the Commonwealth of Massachusetts.

     No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

ARTICLE 6 -- EXERCISE OF OPTION.

     Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 20,000-share limit of the option and the Section 423(b)(8) limitation described in Article 5. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option and the amount of his or her payroll deduction shall be refundable without interest. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.

ARTICLE 7 -- AUTHORIZATION FOR ENTERING THE PLAN.

     An employee may elect to authorize payroll deductions under the Plan by filling out, signing and delivering to the Company an authorization:

          A. Stating the percentage to be deducted regularly from the employee's pay;

          B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

          C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

     Such authorization must be received by the Company at least ten days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period. Notwithstanding the foregoing, solely for purposes of the first Payment Period under the Plan, an employee who is an eligible employee on the first business day of such Payment Period may elect to authorize payroll deductions under the Plan by filling out, signing, and delivering to the Company the written authorization described above so that the Company receives such authorization no later than November 8, 2001.

     Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

     The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

ARTICLE 8 -- MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS.

     An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's total compensation, including base pay or salary and any overtime, bonuses or commissions.

ARTICLE 9 -- CHANGE IN PAYROLL DEDUCTIONS.

     Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan in which event the Company will promptly refund (without interest) the entire balance of the employer's deduction not previously used to purchase stock under the Plan.

ARTICLE 10 -- WITHDRAWAL FROM THE PLAN.

     A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company.

     To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

ARTICLE 11 -- ISSUANCE OF STOCK.

     Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

     Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

ARTICLE 12 -- ADJUSTMENTS.

     Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

          A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

          B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

     Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in

Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

     If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to the 20,000-share, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

     The Committee or Successor Board shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

ARTICLE 13 -- NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS.

     An option granted under the Plan may not be transferred or assigned to or availed by, any other person than by will or the laws of descent and distribution and may be exercised only by the employee during the employee's lifetime.

ARTICLE 14 -- TERMINATION OF EMPLOYEE'S RIGHTS.

     Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

ARTICLE 15 -- TERMINATION AND AMENDMENTS TO PLAN.

     The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination, all payroll deductions not used to purchase stock will be refunded, without interest.

     The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

ARTICLE 16 -- LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN.

     The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 21 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

ARTICLE 17 -- PARTICIPATING SUBSIDIARIES.

     The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

ARTICLE 18 -- OPTIONEES NOT STOCKHOLDERS.

     Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

ARTICLE 19 -- APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

ARTICLE 20 -- NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

     By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

ARTICLE 21 -- WITHHOLDING OF ADDITIONAL INCOME TAXES.

     By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

ARTICLE 22 -- GOVERNMENTAL REGULATIONS.

     The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

ARTICLE 23 -- GOVERNING LAW.

     The validity and construction of the Plan shall be governed by the laws of Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

ARTICLE 24 -- APPROVAL OF BOARD OF DIRECTORS AND STOCKHOLDERS OF THE COMPANY.

     The Plan was adopted by the Board of Directors on October 29, 2001 and will be considered for approval by the stockholders of the Company on or before October 29, 2002.

                                                                      APPENDIX B

                          CONCORD COMMUNICATIONS, INC.

                  1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
  (AS AMENDED MARCH 12, 1998, MARCH 8, 2000, APRIL 25, 2001, FEBRUARY 6, 2002)

     1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 1997 Non-Employee Director Stock Option Plan (hereinafter, this "Plan") is intended to promote the interests of CONCORD COMMUNICATIONS, INC. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

     2. Available Shares. The total number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed three hundred thirty thousand (330,000) shares, subject to adjustment in accordance with Section 10 of this Plan; provided, however, that such number of shares shall not be subject to adjustment by reason of the stock split in the form of a stock dividend declared by the Board of the Directors of the Company on August 7, 1997. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

     3. Administration. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

     4. Automatic Grant of Options. Subject to the availability of shares under this Plan, (a) each person who becomes a member of the Board on or after October 16, 1997 and who is not an employee or officer of the Company during the term of the Plan (a "Non-Employee Director"), shall be granted on the date such person is first elected to the Board, without further action by the Board, an option to purchase 20,000 shares of Common Stock, and (b) each person who is a Non-Employee Director immediately following the final adjournment of each Annual Meeting of Stockholders of the Company during the term of this Plan shall be automatically granted on each such date an option to purchase 7,500 shares of Common Stock. The options to be granted under this Section 4 shall be the only options ever to be granted at any time to such member under this Plan. The number of shares covered by options granted under this Section 4 shall be subject to adjustment in accordance with the provisions of Section 10 of this Plan.

     5. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     6. Period of Option. Unless sooner terminated in accordance with the provisions of Section 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

     7. (a) Vesting of Shares and Non-Transferability of Options. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable, in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:

             PERCENTAGE OF OPTION
               SHARES FOR WHICH
          OPTION WILL BE EXERCISABLE                          DATE OF VESTING
          --------------------------                          ---------------
                      25%                      one year from the date of grant
                    6.25%                      per quarter on the last day of the quarter
                                               beginning the quarter ending immediately
                                               following the date to occur which is one year
                                               from the date of grant

     The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

     (b) Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

     8. Termination of Option Rights.

          (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 60 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 60 days have expired.

          (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of death or permanent disability, by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

     9. Exercise of Options and Resale Restrictions.

          (a) Exercise of Option. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to the Chief Financial Officer at 600 Nickerson Road, Marlboro, Massachusetts 01752, its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of Section 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the

     Company, which sale shall be at the participant's direction at the time of exercise; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

          (b) Resale Restrictions. Under no circumstances may shares acquired pursuant to the exercise of options granted pursuant to this Plan be disposed of on or prior to the date that is six months after the date such options were granted.

     10. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

          (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) Recapitalization Adjustments. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

          (c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Sections 2 and 4 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this Section 10 and its determination shall be conclusive.

          (e) Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, an "Acquisition"), the vesting of all outstanding options issued pursuant hereto will be accelerated so that all outstanding options are vested and exercisable in full prior to the consummation of any such Acquisition.

     If such options are not exercised prior to the consummation of such Acquisition, and are not assumed or replaced by the successor entity, such options will terminate.

     11. Restrictions on Issuance of Shares. Notwithstanding the provisions of Sections 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

          (i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     12. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     13. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

     14. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

     15. Termination and Amendment of Plan. Options may no longer be granted under this Plan ten (10) years after the Approval Date, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval of the stockholders, modify or amend this Plan if such approval is required by the Federal securities laws or applicable regulatory authorities (at the time of any such modification or amendment). Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her. The Plan was adopted by the Board of Directors in July 1997 and by the stockholders of the Company on September 9, 1997. The Plan was amended on March 12, 1998 by the Board of Directors to increase the number of option shares granted to Directors on the date such person is first elected to the Board from 7,500 shares to 20,000 shares and to increase the number of option shares automatically granted to Directors immediately following the final adjournment of each Annual Meeting of Stockholders from 1,875 shares to 5,000 shares. The Plan was further amended on March 8, 2000 by the Board of Directors to increase the number of shares authorized for issuance under the Plan by 35,000 subject to approval of the amendment of the Plan by the stockholders of the Company at the next meeting of stockholders. The stockholders of the Company approved such amendment on April 25, 2000. The Plan was further amended on April 25, 2001 to increase the number of option shares automatically granted to Directors immediately following the final adjournment of each Annual Meeting of Stockholders from 5,000 shares to 7,500 shares. The Plan was further amended on February 6, 2002 by the Board of Directors to increase the number of shares authorized for issuance under the Plan by 200,000 subject to approval of the amendment of the Plan by the stockholders of the Company at the next meeting of stockholders.

     16. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

     17. Compliance with Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

     18. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

                                  DETACH HERE

                                     PROXY

                          CONCORD COMMUNICATIONS, INC.


     PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 24, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints John A. Blaeser and Melissa H. Cruz, and each of the them, attorneys and proxies, with full power of substitution and resubstitution, to vote at an annual meeting of stockholders of Concord Communications, Inc. (the "Company") to be held at the offices of the Company, 600 Nickerson Road, Marlborough, Massachusetts 01752, on April 24, 2002 at 8:00 a.m., Eastern Time, or at any adjournments or postponements thereof, revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or adjournments thereof.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

---------------                                                    -------------
 SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
   SIDE                                                                 SIDE
---------------                                                    -------------

                                  DETACH HERE



[X] Please mark
    votes as in
    this example.

                                                                                                             FOR   AGAINST  ABSTAIN
1. Election of Director.                                2.  To approve the adoption of the 2001
                                                            Non-Executive Employee Stock Purchase Plan.       [ ]    [ ]      [ ]
   NOMINEE: (01) Frederick W. W. Bolander
                                                        3.  To approve an amendment to the Corporation's      [ ]    [ ]      [ ]
                                                            1997 Non-Employee Director Stock Option Plan,
       FOR     WITHHELD                                     as amended, to increase the aggregate number of
                                                            shares of common stock that may be issued
       [ ]       [ ]                                        under the plan by 200,000 shares.

                                   MARK HERE            4.  To ratify the selection of the firm Arthur Andersen
                               [ ] FOR ADDRESS              LLP, independent public accountants, as auditors  [ ]    [ ]      [ ]
                                   CHANGE AND               for the fiscal year ending December 31, 2002; and
                                   NOTE BELOW
                                                        5.  To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.


                                                        PLEASE VOTE, DATE, SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                                                        Please sign this proxy exactly as your name appears on the books of the
                                                        Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature: ____________________________ Date: _______________ Signature: _____________________________ Date: ______________________